MACQUARIE BANK LIMITED LONDON BRANCH

ROPEMAKER PLACE
28 ROPEMAKER STREET
LONDON EC2Y 9HD
UNITED KINGDOM

Date: 28 December 2012

MACQUARIE

To: AMERICAN EAGLE ENERGY CORPORATION
AMZG, INC.
2549 WEST MAIN STREET, SUITE 202
LITTLETON, CO 80120
US

From: Market Operations Division - Trade Support

Please find attached our Confirmation for Transaction Reference HH_11738607

If you have any queries regarding this document please contact us on:

Telephone	Fax number	Email address
+1 713 255 5873	+1 713 255 5822	MODConfirmsHouston@macquarie.com

COMMODITY SWAP TRANSACTION CONFIRMATION - OIL

Transaction Reference: HH_11738607

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This communication constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2005 ISDA Commodity Definitions (the "Commodity Definitions") (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this

Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 27 December 2012 as amended and supplemented from time to time (the "Agreement") between AMERICAN EAGLE ENERGY CORPORATION and AMZG, INC. (collectively the "COUNTERPARTY") and MACQUARIE BANK LIMITED ("MACQUARIE"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:
General Terms:

Swap 1:

Trade Date:	28 December 2012
Effective Date:	01 January 2013
Termination Date:	31 December 2017
Commodity / Commodities:	Oil
Unit(s):	US Barrels ("BBL")
Notional Quantity Per Calculation Period:	For a particular Calculation Period, the Notional Quantity specified in the Calculation Period Table below for such Calculation Period.
Calculation Period(s):	As specified in the Calculation Period Table below, each period from and including a Period Start Date, to and including the next following Period End Date.
Settlement Date(s):	For a particular Calculation Period, Twenty-Five (25) Calendar Day(s) following the end of such Calculation Period, subject to adjustment in accordance with the Modified Following Business Day Convention.
Business Day:	New York

Fixed Amount Details:

Fixed Price Payer:	MACQUARIE
Fixed Price:	USD 0.00 per BBL

Floating Amount Details:

Floating Price Payer:	COUNTERPARTY
Commodity Reference Price(s):	OIL-WTI-NYMEX
Specified Price:	The specified price.
Delivery Date:	The first Nearby Month.
Pricing Date(s):	In respect of each Calculation Period, each Commodity Business Day during the Calculation Period.
Rounding:	The Floating Price will be rounded to 3 decimal places.
Settlement Terms:	For a particular Calculation Period: If the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer the difference between the two such amounts multiplied by the relevant Notional Quantity for such Calculation Period. If the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer the difference between the two such amounts multiplied by the relevant Notional Quantity for such Calculation Period. If the Floating Price is equal to the Fixed Price, then no payment shall be made for such Calculation Period.

BL AD

Calculation Period Table:

Period Start Date	Period End Date	Notional Quantity per Calculation Period
01 January 2013	31 January 2013	6,935 BBL
01 February 2013	28 February 2013	6,935 BBL
01 March 2013	31 March 2013	6,935 BBL
01 April 2013	30 April 2013	6,935 BBL
01 May 2013	31 May 2013	6,935 BBL
01 June 2013	30 June 2013	6,935 BBL
01 July 2013	31 July 2013	6,935 BBL
01 August 2013	31 August 2013	6,935 BBL
01 September 2013	30 September 2013	6,935 BBL
01 October 2013	31 October 2013	6,935 BBL
01 November 2013	30 November 2013	6,935 BBL
01 December 2013	31 December 2013	6,935 BBL
01 January 2014	31 January 2014	3,549 BBL
01 February 2014	28 February 2014	3,549 BBL
01 March 2014	31 March 2014	3,549 BBL
01 April 2014	30 April 2014	3,549 BBL
01 May 2014	31 May 2014	3,549 BBL
01 June 2014	30 June 2014	3,549 BBL
01 July 2014	31 July 2014	3,549 BBL
01 August 2014	31 August 2014	3,549 BBL
01 September 2014	30 September 2014	3,549 BBL
01 October 2014	31 October 2014	3,549 BBL
01 November 2014	30 November 2014	3,549 BBL
01 December 2014	31 December 2014	3,549 BBL
01 January 2015	31 January 2015	2,462 BBL
01 February 2015	28 February 2015	2,462 BBL
01 March 2015	31 March 2015	2,462 BBL
01 April 2015	30 April 2015	2,462 BBL
01 May 2015	31 May 2015	2,462 BBL
01 June 2015	30 June 2015	2,462 BBL
01 July 2015	31 July 2015	2,462 BBL
01 August 2015	31 August 2015	2,462 BBL
01 September 2015	30 September 2015	2,462 BBL
01 October 2015	31 October 2015	2,462 BBL
01 November 2015	30 November 2015	2,462 BBL
01 December 2015	31 December 2015	2,462 BBL
01 January 2016	31 January 2016	2,404 BBL
01 February 2016	29 February 2016	2,404 BBL
01 March 2016	31 March 2016	2,404 BBL
01 April 2016	30 April 2016	2,404 BBL
01 May 2016	31 May 2016	2,404 BBL
01 June 2016	30 June 2016	2,404 BBL
01 July 2016	31 July 2016	2,404 BBL
01 August 2016	31 August 2016	2,404 BBL
01 September 2016	30 September 2016	2,404 BBL
01 October 2016	31 October 2016	2,404 BBL

01 November 2016	30 November 2016	2,404 BBL
01 December 2016	31 December 2016	2,404 BBL
01 January 2017	31 January 2017	2,298 BBL
01 February 2017	28 February 2017	2,298 BBL
01 March 2017	31 March 2017	2,298 BBL
01 April 2017	30 April 2017	2,298 BBL
01 May 2017	31 May 2017	2,298 BBL
01 June 2017	30 June 2017	2,298 BBL
01 July 2017	31 July 2017	2,298 BBL
01 August 2017	31 August 2017	2,298 BBL
01 September 2017	30 September 2017	2,298 BBL
01 October 2017	31 October 2017	2,298 BBL
01 November 2017	30 November 2017	2,298 BBL
01 December 2017	31 December 2017	2,298 BBL

Swap 2:

Trade Date:	28 December 2012
Effective Date:	01 January 2013
Termination Date:	31 December 2017
Commodity / Commodities:	Oil
Unit(s):	US Barrels ("BBL")
Notional Quantity Per Calculation Period:	For a particular Calculation Period, the Notional Quantity specified in the Calculation Period Table below for such Calculation Period.
Calculation Period(s):	As specified in the Calculation Period Table below, each period from and including a Period Start Date, to and including the next following Period End Date.
Settlement Date(s):	For a particular Calculation Period, Twenty-Five (25) Calendar Day(s) following the end of such Calculation Period, subject to adjustment in accordance with the Modified Following Business Day Convention.
Business Day:	New York

Fixed Amount Details:

Fixed Price Payer:	MACQUARIE
Fixed Price:	USD 88.95 per BBL

Floating Amount Details:

Floating Price Payer:	COUNTERPARTY
Commodity Reference Price(s):	OIL-WTI-NYMEX
Specified Price:	The specified price.
Delivery Date:	The first Nearby Month.
Pricing Date(s):	In respect of each Calculation Period, each Commodity Business Day during the Calculation Period.
Rounding:	The Floating Price will be rounded to 3 decimal places.
Settlement Terms:	For a particular Calculation Period: If the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay the Floating Price Payer the difference between the two such amounts multiplied by the relevant Notional Quantity for such Calculation Period. If the Floating Price exceeds the Fixed Price, the

Floating Price Payer shall pay the Fixed Price Payer the difference between the two such amounts multiplied by the relevant Notional Quantity for such Calculation Period.
If the Floating Price is equal to the Fixed Price, then no payment shall be made for such Calculation Period.

Calculation Period Table:

Period Start Date	Period End Date	Notional Quantity per Calculation Period
01 January 2013	31 January 2013	1,934 BBL
01 February 2013	28 February 2013	1,934 BBL
01 March 2013	31 March 2013	1,934 BBL
01 April 2013	30 April 2013	1,934 BBL
01 May 2013	31 May 2013	1,934 BBL
01 June 2013	30 June 2013	1,934 BBL
01 July 2013	31 July 2013	1,934 BBL
01 August 2013	31 August 2013	1,934 BBL
01 September 2013	30 September 2013	1,934 BBL
01 October 2013	31 October 2013	1,934 BBL
01 November 2013	30 November 2013	1,934 BBL
01 December 2013	31 December 2013	1,934 BBL
01 January 2014	31 January 2014	990 BBL
01 February 2014	28 February 2014	990 BBL
01 March 2014	31 March 2014	990 BBL
01 April 2014	30 April 2014	990 BBL
01 May 2014	31 May 2014	990 BBL
01 June 2014	30 June 2014	990 BBL
01 July 2014	31 July 2014	990 BBL
01 August 2014	31 August 2014	990 BBL
01 September 2014	30 September 2014	990 BBL
01 October 2014	31 October 2014	990 BBL
01 November 2014	30 November 2014	990 BBL
01 December 2014	31 December 2014	990 BBL
01 January 2015	31 January 2015	686 BBL
01 February 2015	28 February 2015	686 BBL
01 March 2015	31 March 2015	686 BBL
01 April 2015	30 April 2015	686 BBL
01 May 2015	31 May 2015	686 BBL
01 June 2015	30 June 2015	686 BBL
01 July 2015	31 July 2015	686 BBL
01 August 2015	31 August 2015	686 BBL
01 September 2015	30 September 2015	686 BBL
01 October 2015	31 October 2015	686 BBL
01 November 2015	30 November 2015	686 BBL
01 December 2015	31 December 2015	686 BBL
01 January 2016	31 January 2016	670 BBL
01 February 2016	29 February 2016	670 BBL
01 March 2016	31 March 2016	670 BBL
01 April 2016	30 April 2016	670 BBL

01 May 2016	31 May 2016	670 BBL
01 June 2016	30 June 2016	670 BBL
01 July 2016	31 July 2016	670 BBL
01 August 2016	31 August 2016	670 BBL
01 September 2016	30 September 2016	670 BBL
01 October 2016	31 October 2016	670 BBL
01 November 2016	30 November 2016	670 BBL
01 December 2016	31 December 2016	670 BBL
01 January 2017	31 January 2017	641 BBL
01 February 2017	28 February 2017	641 BBL
01 March 2017	31 March 2017	641 BBL
01 April 2017	30 April 2017	641 BBL
01 May 2017	31 May 2017	641 BBL
01 June 2017	30 June 2017	641 BBL
01 July 2017	31 July 2017	641 BBL
01 August 2017	31 August 2017	641 BBL
01 September 2017	30 September 2017	641 BBL
01 October 2017	31 October 2017	641 BBL
01 November 2017	30 November 2017	641 BBL
01 December 2017	31 December 2017	641 BBL

General Terms relating to Prepayment Amount:

Total Prepayment Amount:	MBL shall pay to Counterparty USD18,000,000, as set out below.
Prepayment Amount paid on Prepayment Date:	MBL paid to Counterparty USD16,000,000.
Prepayment Date:	28 December 2012.

Subject to compliance with the terms and conditions of the Agreement and upon receipt of evidence satisfactory to MBL that the NextEra Acquisition and/or the SM Energy Acquisition, whichever occurs first, has been irrevocably closed, within three (3) Local Business Days following receipt of written notice to MBL from Counterparty, MBL will release up to USD2,000,000 (which may be in incremental amounts) to Counterparty; provided that, if each of the Deposit Account Control Agreement, the Lockbox Agreement and the Lockbox Management Agreement (collectively the "Lockbox Agreements") have not been entered into by all the parties thereto, MBL shall retain USD1,000,000 until such time as all of the Lockbox Agreements have been fully executed and delivered and Counterparty is in compliance with all of the covenants and agreements thereunder to the reasonable satisfaction of MBL. Such amounts will be transferred into the account specified under the Agreement or as otherwise advised by Counterparty to MBL in writing.

General Terms relating to Balloon Payment

Notwithstanding the scheduled settlement dates, on or before 31 December 2017, Counterparty shall pay to MBL a Balloon Payment in the amount of USD2,000,000. Such amount will be transferred to the account specified under the Agreement or as otherwise advised by MBL to Counterparty in writing. At the request of Counterparty, and in the sole discretion of MBL, the Balloon Payment may be deferred, restructured or refinanced, subject to prevailing market conditions at the time of the request.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this Transaction (Transaction Reference: HH_11738607) by signing this Confirmation in the space provided below and immediately returning a copy of the executed confirmation to us to the contact details shown on the first page of this Confirmation.

BL 1J

Confirmed for and on behalf of
MACQUARIE BANK LIMITED

Jennifer Lindsay (568)
Manager

Authorised Signatory

Confirmed as of the date first above written:
AMERICAN EAGLE ENERGY CORPORATION
AMZG, INC.

Authorised Signatory
Name: Brad Colby
Title: President

Authorised Signatory
Name:
Title:

Notice: Macquarie Bank Limited ("MBL") is authorised and regulated in Australia by the Australian Securities and Investments Commission and in the UK by the Financial Services Authority (FSA). Macquarie Bank International Limited ("MBI") is authorised and regulated by the FSA. Where Transactions are entered into with non-UK firms in the EEA, the Transaction has been introduced to MBL by MBI. MBI is not an authorised deposit taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and its obligations do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of MBI unless expressly noted otherwise.